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   Nov-2001                         1998-A                            Page 1

                                                                   EXHIBIT 99.11

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,777,933,706.23
Beginning of the Month Finance Charge Receivables:            $  150,634,794.59
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,928,568,500.82

Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00

Additional Principal Receivables:                             $            0.00
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $            0.00

Discounted Receivables Generated this Period:                 $            0.00

End of the Month Principal Receivables:                       $2,756,407,831.91
End of the Month Finance Charge Receivables:                  $  148,987,926.09
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,905,395,758.00

Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,892,750,000.00
End of the Month Transferor Amount                            $  863,657,831.91
End of the Month Transferor Percentage                                    31.33%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                    $   71,247,027.17
     60-89 Days Delinquent                                    $   52,402,505.87
     90+ Days Delinquent                                      $   88,133,436.39

     Total 30+ Days Delinquent                                $  211,782,969.43
     Delinquent Percentage                                                 7.29%

Defaulted Accounts During the Month                           $   17,934,754.24
Annualized Default Percentage                                              7.75%

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Nov-2001                         1998-A                            Page 2

Principal Collections                                    $324,844,135.90
Principal Payment Rate                                             11.69%

Total Payment Rate                                                 12.60%


INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                     $370,500,000.00
     Class B Initial Invested Amount                     $ 57,000,000.00
     Class C Initial Invested Amount                     $ 47,500,000.00
                                                         ---------------
INITIAL INVESTED AMOUNT                                  $475,000,000.00

     Class A Invested Amount                             $468,000,000.00
     Class B Invested Amount                             $ 72,000,000.00
     Class C Invested Amount                             $ 60,000,000.00
                                                         ---------------
INVESTED AMOUNT                                          $600,000,000.00

     Class A Adjusted Invested Amount                    $468,000,000.00
     Class B Adjusted Invested Amount                    $ 72,000,000.00
     Class C Adjusted Invested Amount                    $ 60,000,000.00
                                                         ---------------
ADJUSTED INVESTED AMOUNT                                 $600,000,000.00

PREFUNDED AMOUNT                                         $          0.00

FLOATING ALLOCATION PERCENTAGE                                     21.60%
PRINCIPAL ALLOCATION PERCENTAGE                                    21.60%

     Class A Principal Allocation Percentage                       78.00%
     Class B Principal Allocation Percentage                       12.00%
     Class C Principal Allocation Percentage                       10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1998-A                                         $ 70,162,394.85

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1998-A                                            $  9,558,285.13

MONTHLY SERVICING FEE                                    $    750,000.00

INVESTOR DEFAULT AMOUNT                                  $  3,873,689.48


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Nov-2001                         1998-A                            Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                            78.00%

     Class A Finance Charge Collections                   $8,040,462.41
     Other Amounts                                        $        0.00

TOTAL CLASS A AVAILABLE FUNDS                             $8,040,462.41

     Class A Monthly Interest                             $  927,680.00
     Class A Servicing Fee                                $  585,000.00
     Class A Investor Default Amount                      $3,021,477.79

TOTAL CLASS A EXCESS SPREAD                               $3,506,304.62

CLASS A REQUIRED AMOUNT                                   $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                            12.00%

     Class B Finance Charge Collections                   $1,236,994.23
     Other Amounts                                        $        0.00

TOTAL CLASS B AVAILABLE FUNDS                             $1,236,994.23

     Class B Monthly Interest                             $  158,720.00
     Class B Servicing Fee                                $   90,000.00

TOTAL CLASS B EXCESS SPREAD                               $  988,274.23
CLASS B INVESTOR DEFAULT AMOUNT                           $  464,842.74
CLASS B REQUIRED AMOUNT                                   $  464,842.74

CLASS C FLOATING ALLOCATION PERCENTAGE                            10.00%

CLASS C MONTHLY SERVICING FEE                             $   75,000.00

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Nov-2001                         1998-A                            Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                              $5,450,407.34

     Excess Spread Applied to Class A Required Amount            $        0.00

     Excess Spread Applied to Class A Investor Charge Offs       $        0.00

     Excess Spread Applied to Class B Required Amount            $  464,842.74

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                             $        0.00

     Excess Spread Applied to Class C Required Amount            $  551,635.62

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                             $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee        $  125,000.00

     Excess Spread Applied to Cash Collateral Account            $        0.00

     Excess Spread Applied to Spread Account                     $        0.00

     Excess Spread Applied to Reserve Account                    $        0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                   $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                    $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                          $4,308,928.98

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Nov-2001                         1998-A                          Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                 $13,899,537.19

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                              $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                           $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                  $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                  $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                            $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor           $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                              $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                        4.35%
    Base Rate (Prior Month)                                          4.79%
    Base Rate (Two Months Ago)                                       5.75%
                                                           --------------
THREE MONTH AVERAGE BASE RATE                                        4.96%

    Portfolio Yield (Current Month)                                 12.87%
    Portfolio Yield (Prior Month)                                   12.69%
    Portfolio Yield (Two Months Ago)                                10.45%
                                                           --------------
THREE MONTH AVERAGE PORTFOLIO YIELD                                 12.00%

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Nov-2001                         1998-A                          Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                $70,162,394.85

INVESTOR DEFAULT AMOUNT                                    $ 3,873,689.48

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                         $         0.00
    Allocable to Class B Certficates                       $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                    0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                         $         0.00
    Deficit Controlled Accumulation Amount                 $         0.00
CONTROLLED DEPOSIT AMOUNT                                  $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                         $         0.00
    Deficit Controlled Accumulation Amount                 $         0.00
CONTROLLED DEPOSIT AMOUNT                                  $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                          $74,036,084.33

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                               $         0.00
CLASS B INVESTOR CHARGE OFFS                               $         0.00
CLASS C INVESTOR CHARGE OFFS                               $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                     $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                     $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                        $18,000,000.00
    Available Cash Collateral Amount                       $18,000,000.00

TOTAL DRAW AMOUNT                                          $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $         0.00


                                    First USA Bank, National Association
                                    as Servicer

                                    By:  /s/ Tracie Klein
                                         -----------------------------
                                         Tracie H. Klein
                                         First Vice President